As filed with the Securities and Exchange Commission on February 9, 2007
Securities Act File No. 333-95849 Investment Company Act File No. 811-09805

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	|X|
Pre-Effective Amendment No.	| |
Post-Effective Amendment No. 15 and/or	|X|
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	|X|
Amendment No. 16 (Check appropriate box or boxes)	|X|

STRATEGIC PARTNERS OPPORTUNITY FUNDS (Exact Name of Registrant as Specified in Charter)

Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102 (Address of Principal Executive Offices)
(973) 802-5032 (Registrant’s telephone number, including Area Code)

Claudia DiGiacomo, Esq. Assistant Secretary Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102 (Name and Address of Agent for Service)
Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)
| X |	immediately upon filing pursuant to paragraph (b)
| |	on (date) pursuant to paragraph (b)
| |	60 days after filing pursuant to paragraph (a)(1)
| |	on (date) pursuant to paragraph (a)(1)
| |	75 days after filing pursuant to paragraph (a)(2)
| |	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
| |	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of beneficial interest, par value $.001 per share.

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This Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A (File No. 3-95849) (the “Registration Statement”) consists of the following: (1) the facing sheet of the Registration Statement, (2) Amendment, dated February 9, 2007, to the Registrant’s current Prospectus and Statement of Additional Information, dated May 31, 2006, and (3) Part C of the Registration Statement (including signature page and exhibits). Parts A and B to the Registration Statement, each dated May 31, 2006, were previously filed on May 31, 2006, in connection with Post-Effective Amendment No. 13 to the Registration Statement is hereby incorporated by reference.

This Post-Effective Amendment No. 15 to the Registration Statement is being filed to: (1) add disclosure to the Registrant’s Prospectus and Statement of Additional Information relating to the Registrant’s newly created Class L, Class M and New Class X shares; and (2) file certain exhibits to the Registration Statement relating to such shares classes.

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JENNISON SELECT GROWTH FUND,

A SERIES OF

STRATEGIC PARTNERS OPPORTUNITY FUNDS

AMENDMENT DATED FEBRUARY 9, 2007

TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED MAY 31, 2006

SUMMARY

The Prospectus and Statement of Additional Information for the Class L, Class M and New Class X (Class X) shares consists of this Amendment and the Fund’s Prospectus and Statement of Additional Information, each dated May 31, 2006 (each of which is incorporated herein by reference). This Amendment describes the features of the Fund’s Class L, Class M and Class X shares. This Amendment may not be used for the purchase of any other shares of the Fund, including the Fund’s Class A, Class B, Class C and Class Z shares. For additional information about the Fund, you should refer to the Fund’s Prospectus and Statement of Additional Information dated May 31, 2006, except where specific information is provided in this Amendment, in which case the disclosure provided in this Amendment is controlling.

The Class L, Class M and Class X shares currently are not being offered by the Fund for sale and, consequently, are not available for purchase by investors.

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund's investment objective is long-term growth of capital. This means we seek investments whose price will increase over several years. The Fund's strategy is to invest in the favorite stock selection ideas of one or more investment subadvisers (each a Subadviser). The Subadviser builds a portfolio with stocks in which it has the highest confidence and may invest more than 5% of the Fund's assets in any one issuer. The Fund may invest in foreign securities. The Fund may actively and frequently trade its portfolio securities.

During market declines, the Subadviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the Subadviser invests. Conversely, in rising markets, the Subadviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the Fund.

The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees of the Trust (the Board) can change investment policies that are not fundamental without shareholder approval.

While we make every effort to achieve our objective, we can't guarantee success.

We normally invest at least 65% of the Fund’s total assets in equity and equity-related securities of companies that we believe have strong capital appreciation potential. The primary equity and equity-related securities in which the Fund invests are common stocks. The Subadviser uses a growth investment style to select approximately 20-50 securities.

In deciding which stocks to buy, the Subadviser uses what is known as a growth investment style. This means that the Subadviser will invest in stocks that it believes could experience superior sales or earnings growth. Generally, the Subadviser will consider selling or reducing a stock position when, in its opinion,

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the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A stock's price decline does not necessarily mean that the Subadviser will sell the stock at that time.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risks. In addition to the risks described herein, there is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Fund could lose value, and you could lose money. The Fund does not represent a complete investment program.

The Fund is nondiversified, meaning we can invest in a relatively small number of issuers, compared to a diversified fund. Investing in a nondiversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

We may buy common stocks of companies of every size—small-, medium- and large-capitalization—although our investments are mostly in medium- and large-capitalization stocks. Generally, the stock prices of small- and medium-sized companies vary more than the prices of large company stocks and may present greater risks.

The Fund may invest in companies that reinvest their earnings rather than distribute them to shareholders. As a result, the Fund is not likely to receive significant dividend income on its portfolio securities.

Although it is not a principal strategy of the Fund, the Fund may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the subadviser. High portfolio turnover results in higher transaction costs, which can affect the Fund's performance and have adverse tax consequences.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following additional principal risks and strategies:

Foreign Securities Risk. The risk that foreign political, economic and legal systems, particularly those in developing countries, may be less stable than in the U.S. The changing value of foreign currencies could also affect the value of the assets we hold and our performance. Investments in emerging market securities are subject to greater volatility and price declines.

Real Estate Investment Trust. Performance of REITs depends on the strength of real estate markets, REIT management and property management which can be affected by many factors, including national and regional economic conditions. As in common stocks, the individual stocks of REITs could lose value. REITs are also subject to the same risk of a decline in the equity markets, which could result in a decline in value of the Jennison Fund’s investments.

Derivatives Risk. Any derivatives we may use may not match or offset the Fund’s underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Fund uses derivative strategies, the Fund designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission.

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Short Sales Risk. The Fund’s use of short sales may magnify underlying investment losses. The Fund may not be able to limit losses resulting from share price volatility of the security indefinitely continues to increase in value.

Money Market Instruments Risks. In addition to market risk and credit risk, money market securities may limit potential for capital appreciation and achieving our investment objective.

EVALUATING PERFORMANCE

A number of factors - including risk - can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation or for the last 10 calendar years, whichever is shorter. The following bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

No information is provided for the Class L, Class M and Class X shares of the Fund because such share class is new and no performance information is available for a new share class.

Annual Total Returns % (Class B shares) 1

1 These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown.

BEST QUARTER:	WORST QUARTER:
13.77% (4th quarter of 2001)	-21.26% (3rd quarter of 2001)

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Average Annual Total Return % (as of December 31, 2006)
Return Before Taxes	One Year	Five Years	Since Inception
Class A shares	-6.92	1.39	-5.68 (6-2-00)
Class C shares	-3.26	1.78	-5.57 (6-2-00)
Class Z shares	-1.21	2.82	-4.61 (6-2-00)
Class B Shares %
Return Before Taxes	-7.17	1.60	-5.57 (6-2-00)
Return After Taxes on Distributions	-7.17	1.60	-5.57
Return After Taxes on Distributions and Sale of Fund Shares	-4.66	1.36	-4.61
Index (reflects no deduction for fees expenses or taxes)
Russell 1000 Growth Index	9.07	2.69	-4.72
S&P 500 Index	15.78	6.18	1.64
Lipper Average	5.60	2.15	-3.58

Notes to Average Annual Returns Table:

° The Fund’s returns are after deduction of sales charges and operating expenses. Without a distribution and service (12b-1) fee waiver for Class A shares of 0.05%, the returns for Class A shares would have been lower.

° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

° The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than certain return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

° The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this Index tend to exhibit higher price-to-book and price-to-earnings ratios. Source: Lipper Inc. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses and taxes.

° The Standard & Poor’s 500 Index (the S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses and taxes.

° The Lipper Average is based on the average return of all mutual funds in the Lipper Large-Cap Growth Funds category. It reflects deductions of fund operating expenses, but does not include the effect of sales charges or taxes. These returns would be lower if they included the effect of sales charges, operating expenses and taxes. Source: Lipper Inc.

FEES AND EXPENSES

The following tables show the fees and expenses that you may pay if you buy and hold Class L, Class M, and Class X shares of the Fund. For performance information of the other classes of shares of the Fund, please see the “Evaluating Performance” section of the May 31, 2006 Prospectus for the Fund.

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Shareholder Fees (paid directly from your investment)	Class L	Class M	Class X
Maximum sales charge (load) imposed on purchases (as a percentage of offering price) ......................................................	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds) .............................................	1.00%	6.00%	6.00%
Redemption fees ...................................................	None	None	None
Exchange fee ...........................................................	None	None	None
Small balance account fee .................................	$15	$15	$15

Annual Fund Operating Expenses (deducted from Fund assets)	Class L	Class M	Class X
Management Fees	.90%	.90%	.90%
+Distribution and service (12b-1) fees	.50%	1.00%	1.00%
+Other expenses	.63%	.63%	.63%
=Total Annual Fund Operating Expenses	2.03%	2.53%	2.53%

EXAMPLES

This example is intended to help you compare the fees and expenses of the Fund’s Class L, Class M and Class X shares and the cost of investing in such shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund’s Class L, Class M and Class X shares for the time periods indicated and then sell all of your Class L, Class M and New Class X shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example

Full Redemption – Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

	One Year	Three Years	Five Years	Ten Years
Class L	$769	$1,175	$1,605	$2,798
Class M	$856	$1,188	$1,545	$2,608
Class X	$856	$1,188	$1,645	$2,866

You would pay the following expenses on the same investment if you did not sell your shares:

	One Year	Three Years	Five Years	Ten Years
Class L	$769	$1,175	$1,605	$2,798
Class M	$256	$788	$1,345	$2,608
Class X	$256	$788	$1,345	$2,866

Notes to Fees and Expenses Tables

•	Your broker may charge you a separate or additional fee for purchases and sales of shares.
•

Investors who purchase $1 million or more of Class L shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a CDSC of 1% (the CDSC is waived for purchases by certain retirement or benefit plans). The CDSC for Class M

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shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M shares convert to Class A shares approximately 8 years after purchase. The CDSC for Class X shares decreases by 1% annually to 4% in the third and fourth years, 3% in the fifth year, 2% in the sixth and seventh years, 1% in the eighth year and 0% in the ninth year after purchase. Class X shares convert to Class A shares approximately 10 years after purchase. No CDSC is charged after these periods.

•

The Fund's management fee schedule includes fee breakpoints that reduce the Fund's effective management fee as Fund assets increase. Changes in Fund assets may result in increases or decreases in the Fund's effective management fee. The Fund's contractual management fee is .90 of 1% of its average daily net assets of the Fund up to$1billion, and .85 of 1% of its average daily net assets in excess of $1 billion.

•

If the value of your account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account. The $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small account fee will not be charged on: (i) accounts during the first six months from the inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan accounts or employee savings plan accounts.

HOW THE FUND IS MANAGED

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes all classes of the Fund’s shares under a Distribution Agreement with the Fund. American Skandia Marketing, Inc. (ASMI) and PIMS (together, the Distributors) distribute the Fund’s Class M and Class X shares. The Fund has Distribution and Service Plans (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act), applicable to the Fund’s shares. Under the Plans and the Distribution Agreement, PIMS or ASMI, as applicable, pays the expenses of distributing the Fund’s Class A, B, C, L, M and X shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS or ASMI, as applicable, as compensation for its services for each class of shares. These fees—known as 12b-1 fees—are shown in the “Fees and Expenses” tables. Class A, Class B, Class C, Class L, Class M and Class X shares are subject to an annual 12b-1 fee of .30%, 1.00%, 1.00%, .50%, 1.00% and 1.00% (excluding any applicable fee waivers), respectively. Because these fees are paid from the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES

Class L, Class M and Class X shares are not offered to new purchasers and are available only through exchanges from the same class of shares of certain other Strategic Partners and JennisonDryden Funds.

Share Class Comparison. Use this chart to help you compare the Fund's Class L, Class M and Class X share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

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	Class L2	Class M2		Class X2
Minimum purchase amount[1]	$1,000[6]	$1,000[6]		$1,000[6]
Minimum amount for Subsequent purchases[1]	$100	$100		$100
Maximum initial sales charge	5.75% of the public offering price 1%[4]	None		None
Contingent Deferred Sales Charge (CDSC)[3]	1%	If sold during:		If sold during:
		Year 1	6%	Year 1	6%
		Year 2	5%	Year 2	5%
		Year 3	4%	Year 3/4	4%
		Year 4	3%	Year 5	3%
		Year 5/6	2%	Year 6/7	2%
		Year 7	1%	Year 8	1%
		Year 8	0%	Year 9	0%
Annual distribution and service (12b-1) fees shown as a percentage of average net assets[5]	.50 of 1%	1%		1%

1  The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts or payroll deduction plan accounts.  The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan ("AIP") is $50.  The minimum initial investment for retirement accounts and custodial accounts for minors is $1000 and subsequent investments through newly-established AIP accounts must be at least $1,200 annually.

2  Class L, Class M and Class X shares are only available through exchanges from the same class of shares of certain other Strategic Partners and JennisonDryden funds.

3  For more information about the CDSC and how it is calculated, see "How to Sell Your Shares — Contingent Deferred Sales Charge (CDSC)."

4  Investors who purchase $1 million or more of Class L shares of other JennisonDryden or Strategic Partners funds and subsequently exchange them for Class L shares of the Fund, and sell these shares within 12 months of purchase are subject to a 1% CDSC.

5  These distribution and service (12b-1) fees are paid from the Fund's assets on a continuous basis. The service fee for the Class L, Class M and Class X is .25 of 1%. The distribution fee for Class L shares is up to .50 of 1% (including the .25 of 1% service fee), and for Class M and Class X shares, is up to 1% (including the .25 of 1% service fee).

6 If the value of your Class L, Class M and Class X account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account.  Thereafter, the $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year.  Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived.  The $15 small balance account fee will not be charged on:  (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan ("AIP") accounts or employee savings plan accounts.

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Class M and Class X Shares Automatically Convert to Class A Shares

If you buy Class M shares of the Fund and hold them for approximately eight years, or if you acquire Class X shares and hold them for ten years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class M or Class X shares, respectively, that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class M or Class X shares, converting to Class A shares lowers your Fund expenses.

Class M and Class X shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which Class M and Class X shares were purchased, to the extent the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by Prudential Mutual Fund Services LLC, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class M and Class X shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class M or Class X shares if the price of the Class A shares is higher than the price of the Class M or Class X shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of the Fund — also known as redeeming your shares — the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m., New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC

Attn: Redemption Services

P.O. Box 8149

Philadelphia, PA 19176

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 7 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

Restrictions on Sales

There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings.

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If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

•	You are selling more than $100,000 of shares;
•	You want the redemption proceeds made payable to someone that is not in our records;
•	You want the redemption proceeds sent to some place that is not in our records; or
•	You are a business or a trust.

 An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union.

Contingent Deferred Sales Charge (CDSC)

If you sell Class M shares within seven years or Class X within nine years of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class L shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans.) To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

•	Amounts representing shares you purchased with reinvested dividends and distributions;
•

Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class L shares (in certain cases), seven years for Class M shares and eight years for Class X shares; and

•	Amounts representing the cost of shares held beyond the CDSC period 12 months for Class L shares (in certain cases), seven years for Class M shares and eight years for Class X shares.

If you sell shares during certain periods of time (the CDSC periods) after purchase, you may have to pay a CDSC. The CDSC period and the CDSC rate for each share class are set forth in the table below:

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9
Class L	1%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class M	6%	5%	4%	3%	2%	2%	1%	N/A	N/A
Class X	6%	5%	4%	4%	3%	2%	2%	1%	N/A

 Notes to CDSC Table:

° No CSDC is payable for any share class for the ninth year after purchase and any following year.

° Although you are not subject to an initial sales charge, you will be subject to a 1% CDSC within 12 months of purchase if you purchase $1 million or more of Class L shares through certain broker-dealers that are not affiliated with Prudential (the CSDC is waived for purchases by certain retirement or benefit plans).

Contingent Deferred Sales Charge (CDSC)

•	If you sell Class M shares within seven years of purchase or Class X shares within eight years of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class L

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shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans) To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

•	Amounts representing shares you purchased with reinvested dividends and distributions,
•

Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class L shares (in certain cases), seven years for Class M shares and eight years for Class X shares, and

•	Amounts representing the cost of shares held beyond the CDSC period (12 months for Class L shares in certain cases), seven years for Class M shares and eight years for Class X shares.

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid — or at least minimize — the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class L shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans). The CDSC for Class M shares is 6% in the first year, 5% in the second year, 4% in the third year, 3% in the fourth year, 2% in the fifth and sixth years and 1% in the seventh year.  The CDSC for Class X shares is 6% in the first year, 5% in the second year, 4% in the third and fourth years, 3% in the fifth year, 2% in the sixth and seventh years and 1% in the eighth year.  For Class L, Class and Class X shares, the CDSC is calculated based on the shares NAV at the time of purchase.  For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself.

The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after purchase, excluding any time shares were held in a money market fund.

Waiver of the CDSC - Class M and Class X Shares

The CDSC will be waived if the Class M and Class X shares are sold:

•

After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,

•	To provide for certain distributions - made without IRS penalty - from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and
•	On certain sales effected through a Systematic Withdrawal Plan.

Waiver of the CDSC — Class C Shares

Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

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Redemption In Kind

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Involuntary Redemption of Small Accounts

If the value of your account is less than $500 for any reason, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to Automatic Investment Plan ("AIP") accounts, employee savings plan accounts, payroll deduction plan accounts, or retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account). Prior thereto, if you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. If the value of your account is less than $2,500 (with certain exclusions), a $15 annual small balance account fee will be deducted from your account; any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived.

90-Day Repurchase Privilege

After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase.

Retirement Plans

To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of a Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds - including certain money market funds-if you satisfy the minimum investment requirements, except the Class F shareholders may exchange their shares of a Fund for Class B shares in certain other JennisonDryden or Strategic Partners mutual funds. For example, you can exchange Class A shares of a Fund for Class A shares of another JennisonDryden or Strategic Partners mutual fund, but you cannot exchange Class A shares for Class B, Class C, Class L, Class M or Class X shares.

After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any shares that were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC

Attn: Exchange Processing

P.O. Box 8157

Philadelphia, PA 19176

There is no sales charge for such exchanges. However, if you exchange - and then sell - shares within the applicable CDSC period, you must still pay the applicable CDSC. If you have exchanged Class L, Class M

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or Class X shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues — If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential money market funds and the Dryden Ultra Short Bond Fund are excluded from this policy.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements ("Intermediaries"), Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund communicates to Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by

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beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Telephone Redemptions or Exchanges

You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares — Restrictions on Sales" above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

Expedited Redemption Privilege

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

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PART C

OTHER INFORMATION

Item 23. Exhibits:

(a)(1) Agreement and Declaration of Trust. Incorporated by reference to Registrant’s registration statement on Form N-1A filed on February 1, 2000 (File No. 333-95849).

(2) Certificate of Trust. Incorporated by reference to Registrant’s registration statement on Form N-1A filed on February 1, 2000 (File No. 333-95849).

(3) Amendment to Certificate of Trust dated September 4, 2001. Incorporated by reference to post-effective amendment no. 7 to Registrant’s registration statement on Form N-1A filed on February 20, 2002 (file No. 333-95849).

(b) By-laws. Incorporated by reference to pre-effective amendment no. 1 to Registrant’s registration statement on Form N-1A filed on March 27, 2000 (File No. 333-95849).

(c) In response to this item, Registrant incorporates by reference the following provisions of its Agreement and Declaration of Trust and By-Laws, filed herewith as Exhibit (a)(3) and Exhibit (b), respectively, defining the rights of Registrant’s shareholders: Articles III and V of the Agreement and Declaration of Trust and Article III of the By-Laws.

(d) (1) Management Agreement between Registrant and Prudential Investments, LLC (PI) with respect to Strategic Partners Focused Growth Fund (now known as Jennison Select Growth Fund). Incorporated by reference to post-effective amendment No. 10 to Registrant’s registration statement on Form N-1A filed April 30, 2004.

(2) Sub-Management Agreement between PI and Prudential Investment Management, Inc. (PIM) with respect to the Focused Growth Fund. Incorporated by reference to post-effective amendment no. 1 to Registrant’s registration statement on Form N-1A filed on July 21, 2000 (File No. 333-95849).

(3) Subadvisory Agreement between PIM and Jennison Associates LLC (Jennison) with respect to the Jennison Select Growth Fund. Incorporated by reference to post-effective amendment no. 6 to Registrant’s registration statement on Form N-1A filed on April 27, 2001 (File No. 333-95849).

(4) Form of Subadvisory Agreement between PI and Calamos Advisors LLC (Calamos) with respect to the New Era Growth Fund. Incorporated by reference to post-effective amendment no. 9 to Registrant’s registration statement on Form N-1A filed April 30, 2003.

(5) Subadvisory Agreement between PI and TCW Investment Management (TCW) with respect to the New Era Growth Fund. Incorporated by reference to post-effective amendment No.12 to Registrant’s registration statement on Form N-1A filed June 28, 2005.

(6) Management Agreement between Registrant and PI with respect to Dryden Strategic Value Fund dated September 19, 2005. Incorporated by reference to post-effective amendment no. 14 to Registrant’s registration statement on Form N-1A filed May 31, 2006.

(7) Form of Management Agreement between Registrant and PI with respect to the New Era Growth Fund. Incorporated by reference to post-effective amendment no. 9 to Registrant’s registration statement on Form N-1A filed April 30, 2003.

(8) Subadvisory Agreement between PI and Quantitative Management Associates (QMA) with respect to the Dryden Strategic Value Fund dated September 14, 2005. Incorporated by reference to post-effective amendment no. 14 to Registrant’s registration statement on Form N-1A filed May 31, 2006.

(e) (1) Amended and Restated Distribution Agreement with Prudential Investment Management Services LLC (PIMS).*

(2) Form of Dealer Agreement. Incorporated by reference to pre-effective amendment no. 1 to Registrant’s registration statement on Form N-1A filed on March 27, 2000 (File No. 333-95849).

(3) Amended and Restated Distribution Agreement between the Registrant and American Skandia Marketing, Inc., relating to the Class M and Class X shares.*

(f) Not applicable.

(g) (1) Custodian Contract between Registrant and The Bank of New York (BONY) dated November 7, 2002. Incorporated by reference to post-effective amendment no. 9 to Registrant’s registration statement on Form N-1A filed April 30, 2003.

(2) Amendment to Custodian Contract between Registrant and BNY dated June 6, 2005. Incorporated by reference to post-effective amendment no. 14 to Registrant’s registration statement on Form N-1A filed May 31, 2006.

(3) Accounting Services Agreement dated July 1, 2005 between the Registrant and PFPC Inc. Incorporated by reference to post-effective amendment no. 14 to Registrant’s registration statement on Form N-1A filed May 31, 2006.

(h) (1) Transfer Agency and Service Agreement between Registrant and Prudential Mutual Fund Services LLC. Incorporated by reference to pre-effective amendment no. 1 to Registrant’s registration statement on Form N-1A filed on March 27, 2000 (File No. 333-95849).

(2) Amendment to Transfer Agency and Service Agreement dated September 4, 2002. Incorporated by reference to post-effective amendment no. 9 to Registrant’s registration statement on Form N-1A filed April 30, 2003.

(i) (1) Opinion of counsel. Incorporated by reference to post-effective amendment no. 8 to Registrant’s registration statement on Form N-1A filed April 24, 2002.

(2) Opinion of Morris, Nichols, Arsht & Tunnell dated February 9, 2007.*

(j) Consent of independent registered public accounting firm.*

(k) Not applicable.

(l) Not applicable.

(m) (1) Distribution and Service Plan for Class A shares of Registrant dated February 26, 2002. Incorporated by reference to post-effective amendment no. 8 to Registrant’s registration statement on Form N-1A filed April 24, 2002.

(2) Distribution and Service Plan for Class B shares of Registrant dated February 26, 2002. Incorporated by reference to post-effective amendment no. 8 to Registrant’s registration statement on Form N-1A filed April 24, 2002.

(3) Distribution and Service Plan for Class C shares of Registrant dated February 26, 2002. Incorporated by reference to post-effective amendment no. 8 to Registrant’s registration statement on Form N-1A filed April 24, 2002.

(4) Rule 12b-1 Fee Waiver for Class A shares. Incorporated by reference to post-effective amendment no. 14 to Registrant’s registration statement on Form N-1A filed November 16, 2006.

(5) Form of Distribution and Service Plan for Class L Shares of Jennison Select Growth Fund. Incorporated by reference to the Registration Statement on Form N-14 filed on August 25, 2006 (File No. 333-136901).

(6) Form of Distribution and Service Plan for Class M Shares of Jennison Select Growth Fund.*

(7) Form of Distribution and Service Plan for Class X Shares of Jennison Select Growth Fund.*

(n) Amended and Restated Rule 18f-3 Plan dated November 16, 2006. Incorporated by reference to post-effective amendment no. 14 to Registrant’s registration statement on Form N-1A filed November 16, 2006.

(p) (1) Funds’ Code of Ethics dated April 6, 2005. Incorporated by reference to post-effective amendment no. 14 to Registrant’s registration statement on Form N-1A filed May 31, 2006.

(2) Code of Ethics and Personal Trading Policy of Prudential dated January 9, 2006. Incorporated by reference to post-effective amendment no. 14 to Registrant’s registration statement on Form N-1A filed May 31, 2006.

(3) Amended Jennison Associates LLC's Code of Ethics dated October 5, 2005. Incorporated by reference to post-effective amendment no. 14 to Registrant’s registration statement on Form N-1A filed May 31, 2006.

(4) Calamos Code of Ethics dated April 6, 2005. Incorporated by reference to post-effective amendment No.12 to Registrant’s registration statement on Form N-1A filed June 28, 2005.

(5) TCW Code of Ethics. Incorporated by reference to post-effective amendment No.12 to Registrant’s registration statement on Form N-1A filed June 28, 2005.

(q) Powers of attorney dated September 7, 2005. Incorporated by reference to post-effective amendment no. 14 to Registrant’s registration statement on Form N-1A filed May 31, 2006.

* Filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant.

None.

Item 25. Indemnification.

As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Del. Code Ann. title 12 sec. 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article VII, Section 2 of the Agreement and Declaration of Trust (Exhibit a(1) to this registration statement) states that (1) Registrant shall indemnify any present trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, officer or both, and against any amount incurred in settlement thereof and (2) all persons extending credit to, contracting with or having any claim against Registrant shall look only to the assets of the appropriate Series (or if no Series has yet been established, only to the assets of Registrant). Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively “disabling conduct”). In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Agreement and

Declaration of Trust, that the officer or trustee did not engage in disabling conduct. In addition, Article XI of Registrant’s By-Laws (Exhibit b to this registration statement) provides that any trustee, officer, employee or other agent of Registrant shall be indemnified by Registrant against all liabilities and expenses subject to certain limitations and exceptions contained in Article XI of the By-Laws. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreements (Exhibit e(1) and (3) to this registration statement), the Distributors of Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the Securities Act), may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission (the SEC) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against Registrant by such Trustee, officer or controlling person in connection with the shares being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Registrant will purchase an insurance policy insuring its officers and Trustees against liabilities, and certain costs of defending claims against such officers and Trustees, to the extent such officers and Trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures Registrant against the cost of indemnification payments to officers and Trustees under certain circumstances.

Section 8 of each Management Agreement (Exhibits d(1), (d)(5), (d)(8) and d(11) to this registration statement), Section 4 of the Sub-Management Agreement (Exhibit d(2) to this registration statement) and Section 4 of each Subadvisory Agreement (Exhibits d(3), d(4), d(6), d(7), d(9), d(10), d(12) and d(13) to this registration statement) limit the liability of PI, PIM, Jennison, TCW, Calamos, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the SEC under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Under Section 17(h) of the 1940 Act, it is the position of the staff of the SEC that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one’s office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Under its Agreement and Declaration of Trust, Registrant may advance funds to provide for indemnification. Pursuant to the SEC staff’s position on Section 17(h), advances will be limited in the following respect:

(1)         Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

(2)         Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from Registrant by reason of indemnification;

(3)	Such promise must be secured by a surety bond or other suitable insurance; and

(4)	Such surety bond or other insurance must be paid for by the recipient of such advance.

Item 26. Business and Other Connections of Investment Adviser.

(a) Prudential Investments LLC (PI)

See “How the Fund is Managed—Manager” in each prospectus constituting Part A of this registration statement and “Management and Advisory Services” in the statement of additional information (SAI) constituting Part B of this registration statement.

The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the SEC, the text of which is hereby incorporated by reference (File No. 801-31104).

(b) Prudential Investment Management, Inc. (PIM)

See “How the Fund is Managed —SubManager” in the prospectus of the Jennison Select Growth Fund included as part of Part A of this registration statement and “Investment Advisory and Other Services” in the SAI for each Fund included as part of Part B of this registration statement.

The business and other connections of the directors and executive officers of Prudential Investment Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-22808), as most recently amended, the text of which is hereby incorporated by reference.

(c) Jennison Associates LLC (Jennison)

See “How the Fund is Managed—Investment Subadviser” in the prospectus of the Jennison Select Growth Fund, included as part of Part A of this registration statement and “Investment Advisory and Other Services” in the SAI, included as part of Part B of this registration statement.

The business and other connections of Jennison’s directors and executive officers are listed in its Form ADV as currently on file with the SEC (File No. 801-5608), the relevant text of which is hereby incorporated by reference.

(d) Calamos Advisors LLC (Calamos)

See “How the Fund is Managed—Investment Subadvisers” in the prospectus of the New Era Growth and Mid-Cap Value Funds, included as part of Part A of this registration statement and “Investment Advisory and Other Services” in the SAI, included as part of Part B of this registration statement.

The business and other connections of the directors and executive officers of Calamos are listed in its Form ADV as currently on file with the SEC (File No. 801-29688), the relevant text of which is hereby incorporated by reference.

(e) TCW Investment Management Company (TCW)

See “How the Fund is Managed—Investment Subadvisers” in the prospectus of the New Era Growth and Mid-Cap Value Funds, included as part of Part A of this registration statement, and “Investment Advisory and Other Services” in the SAI, included as part of Part B of this registration statement.

The business and other connections of the directors and executive officers of TCW are listed in its Form ADV as currently on file with the SEC (File No. 801-29075), the relevant text of which is hereby incorporated by reference.

(f) Quantitative Management Associates LLC (QMA)

See “How the Fund is Managed—Investment Subadviser” in the prospectus of the Dryden Strategic Value Fund, included as part of Part A of this registration statement, and “Investment Advisory and Other Services” in the SAI, included as part of Part B of this registration statement.

The business and other connections of the directors and executive officers of QMA are listed in its Form ADV as currently on file with the SEC (File No. 801-62692), the relevant text of which is hereby incorporated by reference.

Item 27. Principal Underwriters.

(a) American Skandia Marketing, Incorporated, One Corporate Drive, Shelton, Connecticut 06484 and Prudential Investment Management Services, LLC (PIMS), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102 (the “Distributors,” as previously defined) serve as the principal underwriters and distributors for the Registrant.  The Distributors are registered broker-dealers and members of the National Association of Securities Dealers, Inc.

PIMS is distributor for Cash Accumulation Trust, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund). Dryden California Municipal Fund, Jennison Blend Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden National Municipals Fund, Inc., Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Free Money Fund, Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Target Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust.

PIMS is also distributor of the following unit investment trusts: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

(b) The business and other connections of PIMS’s sole member (PIFM Holdco, Inc.) and principal officers are listed in its Form BD as currently on file with the Securities and Exchange Commission (BD No. 18353), the text of which is hereby incorporated by reference.

(c) Registrant has no principal underwriter who is not an affiliated person of Registrant.

Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of The Bank of New York (BONY), One Wall Street, New York, N.Y. 10286; PIM, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102;

Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077; Jennison, 466 Lexington Avenue, New York, New York 10017; PMFS, 100 Mulberry Street, Newark, New Jersey 07102; TCW Investment Management Company, 865 South Figueroa Street, Los Angeles, California 90017 and QMA Gateway Center 2, McCarter Highway & Market Street, Newark, NJ 07102. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) and Rules 31a-1(b)(4) and (11) and 31a-1(d) under the 1940 Act will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) of the 1940 Act and the Rules promulgated thereunder will be kept by BONY and PMFS.

Item 29. Management Services.

Other than as set forth under the captions “How the Trust is Managed—Manager;—Sub-Manager;—Investment Advisers; and —Distributor” in the prospectuses and the caption “Investment Advisory and Other Services” in the SAI, constituting Parts A and B, respectively, of this registration statement, Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

Registrant makes the following undertaking:

(a)	To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest annual report upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 9th day of February 2007.

STRATEGIC PARTNERS OPPORTUNITY FUNDS

* JUDY A. RICE

Judy A. Rice, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
* Linda W. Bynoe	Trustee	February 9, 2007
* David E. A. Carson	Trustee
* Robert F. Gunia	Trustee and Vice President
* Robert E. La Blanc	Trustee
* Douglas H. McCorkindale	Trustee
* Richard A. Redeker	Trustee
* Judy A. Rice	Trustee and President (Principal Executive Officer)
* Robin B. Smith	Trustee
* Stephen G. Stoneburn	Trustee
* Clay T. Whitehead	Trustee
* Grace C. Torres	Treasurer and Principal Financial and Accounting Officer
* /s/ CLAUDIA DIGIACOMO Claudia DiGiacomo (Attorney-in-Fact)		February 9, 2007

STRATEGIC PARTNERS OPPORTUNITY FUNDS

EXHIBIT INDEX

Exhibit No.	Description
(e)(1)	Amended and Restated Distribution Agreement between the Registrant and Prudential Investment Management Services LLC.
(e)(3)	Amended and Restated Distribution Agreement between the Registrant and American Skandia Marketing, Inc.
(i)(2)	Opinion of Morris, Nichols, Arsht & Tunnell dated February 9, 2007.
(j)	Consent of independent registered public accounting firm.
(m)(6)	Distribution and Service Plan for Class M shares of Jennison Select Growth Fund.
(m)(7)	Distribution and Service Plan for Class X shares of Jennison Select Growth Fund.

Exhibit (e)(1)

STRATEGIC PARTNERS OPPORTUNITY FUNDS

Jennison Select Growth Fund

Amended and Restated Distribution Agreement

Agreement made as of February 9, 2007, between Strategic Partners Opportunity Funds, on behalf of Jennison Select Growth Fund (the Fund), and Prudential Investment Management Services LLC, a Delaware limited liability company (the Distributor).

WITNESSETH

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the Investment Company Act), as a diversified, open-end, management investment company and it is in the best interests of the Fund to offer its shares for sale continuously;

WHEREAS, the shares of the Fund may be divided into classes and/or series (all such shares being referred to herein as Shares) and the Fund currently is authorized to offer Class A, Class B, Class C, Class L, Class M, New Class X and Class Z Shares;

WHEREAS, the Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and is engaged in the business of selling shares of registered investment companies either directly or through other broker-dealers;

WHEREAS, the Fund and the Distributor wish to enter into an agreement with each other, with respect to the continuous offering of the Fund’s Shares from and after the date hereof in order to promote the growth of the Fund and facilitate the distribution of its Shares; and

WHEREAS, the Fund has adopted a plan (or plans) of distribution pursuant to Rule 12b-1 under the Investment Company Act with respect to certain of its classes and/or series of Shares (the Plans) authorizing payments by the Fund to the Distributor with respect to the distribution of such classes and/or series of Shares and the maintenance of related shareholder accounts.

NOW, THEREFORE, the parties agree as follows:

Section 1.  Appointment of the Distributor

The Fund hereby appoints the Distributor as a principal underwriter and distributor of the Shares of the Fund, jointly with American Skandia Marketing, Incorporated (ASMI), with respect to the Fund’s Class M and New Class X shares, to sell Shares to the public on behalf of the Fund and the Distributor hereby accepts such appointment and agrees to act hereunder.  The Fund hereby agrees during the term of this Agreement to sell Shares of the Fund through the Distributor on the terms and conditions set forth below.

Section 2.  Exclusive Nature of Duties

The Distributor shall be the exclusive representative of the Fund to act as principal underwriter and distributor of the Fund’s Class A, Class B, Class C, Class L and Class Z Shares, and, along with ASMI, shall be the joint exclusive representative of the Fund to act as principal underwriter and distributor for the Fund’s Class M and New Class X shares, except that:

2.1  The exclusive rights granted to the Distributor to sell Shares of the Fund shall not apply to Shares of the Fund issued in connection with the merger or consolidation of any other investment company or personal holding company with the Fund or the acquisition by purchase or otherwise of all (or substantially all) the assets or the outstanding shares of any such company by the Fund.

2.2  Such exclusive rights shall not apply to Shares issued by the Fund pursuant to reinvestment of dividends or capital gains distributions or through the exercise of any conversion feature or exchange privilege.

2.3  Such exclusive rights shall not apply to Shares issued by the Fund pursuant to the reinstatement privilege afforded redeeming shareholders.

2.4  Such exclusive rights shall not apply to purchases made through the Fund’s transfer and dividend disbursing agent in the manner set forth in the currently effective Prospectus of the Fund.  The term “Prospectus” shall mean the Prospectus and Statement of Additional Information included as part of the Fund’s Registration Statement, as such Prospectus and Statement of Additional Information may be amended or supplemented from time to time, and the term “Registration Statement” shall mean the Registration Statement filed by the Fund with the Securities and Exchange Commission and effective under the Securities Act of 1933, as amended (the Securities Act), and the Investment Company Act, as such Registration Statement is amended from time to time.

Section 3.  Purchase of Shares from the Fund

3.1  The Distributor shall have the right to buy from the Fund on behalf of investors the Shares needed, but not more than the Shares needed (except for clerical errors in transmission) to fill unconditional orders for Shares placed with the Distributor by investors or registered and qualified securities dealers and other financial institutions (selected dealers).

3.2  The Shares shall be sold by the Distributor on behalf of the Fund and delivered by the Distributor or selected dealers, as described in Section 6.4 hereof, to investors at the offering price as set forth in the Prospectus.

3.3  The Fund shall have the right to suspend the sale of any or all classes and/or series of its Shares at times when (1) redemption is suspended pursuant to the conditions in Section 4.3 hereof or (2) the Fund’s officers in their judgment deem that such action is warranted for any reason, including, without limitation, due to market, economic or political conditions. The Fund shall also have the right to suspend the sale of any or all classes and/or series of its Shares if a banking moratorium shall have been declared by federal or New Jersey authorities.

3.4  The Fund, or any agent of the Fund designated in writing by the Fund, shall be promptly advised of all purchase orders for Shares received by the Distributor.  Any order may be rejected by the Fund.  The Fund (or its agent) will confirm orders upon their receipt, will make appropriate book entries and upon receipt by the Fund (or its agent) of payment therefor, will deliver deposit receipts for such Shares pursuant to the instructions of the Distributor.  Payment shall be made to the Fund in New York Clearing House funds or federal funds.  The Distributor agrees to cause such payment and such instructions to be delivered promptly to the Fund (or its agent).

Section 4.  Repurchase or Redemption of Shares by the Fund

4.1  Any of the outstanding Shares may be tendered for redemption at any time, and the Fund agrees to repurchase or redeem the Shares so tendered in accordance with its Declaration of Trust as amended from time to time, and in accordance with the applicable provisions of the Prospectus.  The price to be paid to redeem or repurchase the Shares shall be equal to the net asset value determined as set forth in the Prospectus.  All payments by the Fund hereunder shall be made in the manner set forth in Section 4.2 below.

4.2  The Fund shall pay the total amount of the redemption price as defined in the above paragraph pursuant to the instructions of the Distributor on or before the seventh day subsequent to its having received the notice of redemption in proper form.  The proceeds of any redemption of Shares shall be paid by the Fund as follows:  (i) in the case of Shares subject to a contingent deferred sales charge, any applicable contingent deferred sales charge shall be paid to the Distributor, and the balance shall be paid to or for the account of the redeeming shareholder, in each case in accordance with applicable provisions of the Prospectus and (ii) in the case of all other Shares, proceeds shall be paid to or for the account of the redeeming shareholder, in each case in accordance with applicable provisions of the Prospectus.

4.3  Redemption of any class and/or series of Shares or payment may be suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays, when trading on said Exchange is restricted, when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits.

Section 5.  Duties of the Fund

5.1  Subject to the possible suspension of the sale of Shares and ability to reject orders as provided herein, the Fund agrees to sell its Shares so long as it has Shares of the respective class and/or series available.

5.2  The Fund shall furnish the Distributor copies of all information, financial statements and other papers which the Distributor may reasonably request for use in connection with the distribution of Shares, and this shall include one certified copy, upon request by the Distributor, of all financial statements prepared for the Fund by independent public accountants.  The Fund shall make available to the Distributor such number of copies of its Prospectus and annual and interim reports as the Distributor shall reasonably request.

5.3  The Fund shall take, from time to time, but subject to the necessary approval of the Board and the shareholders, all necessary action to register a sufficient number of Shares under the Securities Act such that there will be available for sale such number of Shares as the Distributor reasonably may expect to sell.  The Fund agrees to file from time to time such amendments, reports and other documents as may be necessary in order that there will be no untrue statement of a material fact in the Registration Statement, or necessary in order that there will be no omission to state a material fact in the Registration Statement which omission would make the statements therein misleading.

5.4  The Fund shall use its commercially reasonable best efforts to notify such states as the Distributor and the Fund may approve of its intention to sell any appropriate number of its Shares; provided that the Fund shall not be required to amend its Declaration of Trust or By-Laws to comply with the laws of any state, to maintain an office in any state, to change the terms of the offering of its Shares in any state from the terms set forth in its Registration Statement, to qualify as a foreign corporation in any state or to consent to service of process in any state other than with respect to claims arising out of the offering of its Shares.  Any such notification may be withheld, terminated or withdrawn by the Fund at any time in its discretion.  As provided in Section 9 hereof, the expense of notification and maintenance of notification shall be borne by the Fund.  The Distributor shall furnish such information and other material relating to its affairs and activities as may be required by the Fund in connection with such notifications.

Section 6.  Duties of the Distributor

6.1  The Distributor shall use its best efforts to effect sales of Shares, but shall not be obligated to sell any specific number of Shares.  Sales of the Shares shall be on the terms described in the Prospectus.  The Distributor may enter into like arrangements with other investment companies.  The Distributor shall compensate the selected dealers as set forth in the Prospectus.

6.2  In selling the Shares, the Distributor shall comply with the requirements of all federal and state laws relating to the sale of such securities.  Neither the Distributor nor any selected dealer nor any other person is authorized by the Fund to give any information or to make any representations, other than those contained in the Registration Statement or Prospectus and any sales literature approved by appropriate officers of the Fund.

6.3  The Distributor shall adopt and follow procedures for the prompt confirmation of sales to investors and selected dealers, the collection of amounts payable by investors and selected dealers on such sales and the cancellation of unsettled transactions, as may be necessary to comply with the requirements of Securities Exchange Act Rule 10b-10 and the rules of the National Association of Securities Dealers, Inc. (NASD).

6.4  The Distributor shall have the right to enter into selected dealer agreements with registered and qualified securities dealers and other financial institutions of its choice for the sale of Shares, provided that the Fund shall approve the forms of such agreements.  Within the United States, the Distributor shall offer and sell Shares only to such selected dealers as are members in good standing of the NASD or are institutions exempt from registration under applicable federal securities laws.  Shares sold to selected dealers shall be for resale by such dealers only at the offering price determined as set forth in the Prospectus.

Section 7.  Payments to the Distributor

7.1  With respect to classes and/or series of Shares which impose a front-end sales charge, the Distributor shall receive and may retain any portion of any front-end sales charge which is imposed on such sales and not reallocated to selected dealers as set forth in the Prospectus, subject to the limitations of Rule 2830 of the Conduct Rules of the NASD.  Payment of these amounts to the Distributor is not contingent upon the adoption or continuation of any applicable Plans.

7.2  With respect to classes and/or series of Shares which impose a contingent deferred sales charge, the Distributor shall receive and may retain any contingent deferred sales charge which is imposed on such sales as set forth in the Prospectus, subject to the limitations of Rule 2830 of the Conduct Rules of the NASD.  Payment of these amounts to the Distributor is not contingent upon the adoption or continuation of any Plan.

Section 8.  Payment of the Distributor under the Plan

8.1  The Fund shall pay to the Distributor, as compensation for services under any Plans adopted by the Fund and this Agreement, a distribution and service fee with respect to the Fund’s classes and/or series of Shares as described in each of the Fund’s respective Plans and this Agreement.

8.2  So long as a Plan or any amendment thereto is in effect, the Distributor shall periodically inform the Board of the commissions and account servicing fees with respect to the relevant class and/or series of Shares to be paid by the Distributor to the Distributor and to broker-dealers, financial institutions and investment advisers which have dealer agreements with the Distributor.  So long as a Plan (or any amendment thereto) is in effect, at the request of the Board or any agent or representative of the Fund, the Distributor shall provide such additional information as may reasonably be requested concerning the activities of the Distributor hereunder and the costs incurred in performing such activities with respect to the relevant class and/or series of Shares.

Section 9.  Allocation of Expenses

The Fund shall bear all costs and expenses of the continuous offering of its Shares (except for those costs and expenses borne by the Distributor pursuant to a Plan and subject to the requirements of Rule 12b-1 under the Investment Company Act), including fees and disbursements of its counsel and auditors, in connection with the preparation and filing of any required Registration Statements and/or Prospectuses under the Investment Company Act or the Securities Act, and all amendments and supplements thereto, and preparing and mailing annual and periodic reports and proxy materials to shareholders (including but not limited to the expense of setting in type any such Registration Statements, Prospectuses, annual or periodic reports or proxy materials).  The Fund shall also bear the cost of expenses of making notice filings for the Shares for sale, and, if necessary or advisable in connection therewith, of qualifying the Fund as a broker or dealer, in such states of the United States or other jurisdictions as shall be selected by the Fund and the Distributor pursuant to Section 5.4 hereof and the cost and expense payable to each such state for continuing notification therein until the Fund decides to discontinue such notification pursuant to Section 5.4 hereof.  As set forth in Section 8 above, the Fund shall also bear the expenses it assumes pursuant to any Plan, so long as such Plan is in effect.

Section 10.  Indemnification

10.1  The Fund agrees to indemnify, defend and hold the Distributor, its officers and directors and any person who controls the Distributor within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which the Distributor, its officers, members or any such controlling person may incur under the Securities Act, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registration Statement or Prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished by the Distributor to the Fund for use in the Registration Statement or Prospectus; provided, however, that this indemnity agreement shall not inure to the benefit of any such officer, member or controlling person unless a court of competent jurisdiction shall determine in a final decision on the merits, that the person to be indemnified was not liable by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement (disabling conduct), or, in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnified person was not liable by reason of disabling conduct, by (a) a vote of a majority of a quorum of directors or directors who are neither “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. The Fund’s agreement to indemnify the Distributor, its officers and members and any such controlling person as aforesaid is expressly conditioned upon the Fund’s being promptly notified of any action brought against the Distributor, its officers or members, or any such controlling person, such notification to be given by letter or telegram addressed to the Fund at its principal business office. The Fund will be entitled to assume the defense of any suit brought to enforce any such claim, demand or liability. The Fund agrees promptly to notify the Distributor of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issue and sale of any Shares.

10.2  The Distributor agrees to indemnify, defend and hold the Fund, its officers and directors and any person who controls the Fund, if any, within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending against such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which the Fund, its officers and directors or any such controlling person may incur under the Securities Act or under common law or otherwise, but only to the extent that such liability or expense incurred by the Fund, its directors or officers or such controlling person resulting from such claims or demands shall arise out of or be based upon any alleged untrue statement of a material fact contained in information furnished by the Distributor to the Fund for use in the Registration Statement or Prospectus or shall arise out of or be based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement or Prospectus or necessary to make such information not misleading.  The Distributor’s agreement to indemnify the Fund, its officers and directors and any such controlling person as aforesaid, is expressly conditioned upon the Distributor’s being promptly notified of any action brought against the Fund, its officers and directors or any such controlling person, such notification being given to the Distributor at its principal business office.

Section 11.  Duration and Termination of this Agreement

11.1  This Agreement shall become effective as of the date first above written and shall remain in force for two years from the date hereof and thereafter, but only so long as such continuance is specifically approved at least annually by (a) the Board of the Fund, or by the vote of a majority of the outstanding voting securities of the applicable class and/or series of the Fund, and (b) by the vote of a majority of those directors who are not parties to this Agreement or interested persons of any such parties and who have no direct or indirect financial interest in this Agreement or in the operation of any of the Fund’s Plans or in any agreement related thereto (Independent directors), cast in person at a meeting called for the purpose of voting upon such approval.

11.2  This Agreement may be terminated at any time, without the payment of any penalty, by a majority of the independent directors or by vote of a majority of the outstanding voting securities of the applicable class and/or series of the Fund, or by the Distributor, on sixty (60) days’ written notice to the other party.  This Agreement shall automatically terminate in the event of its assignment.

11.3  The terms “affiliated person,” “assignment,” “interested person” and “vote of a majority of the outstanding voting securities”, when used in this Agreement, shall have the respective meanings specified in the Investment Company Act.

Section 12.  Amendments to this Agreement

This Agreement may be amended by the parties only if such amendment is specifically approved by (a) the Board of the Fund, or by the vote of a majority of the outstanding voting securities of the applicable class and/or series of the Fund, and (b) by the vote of a majority of the independent directors cast in person at a meeting called for the purpose of voting on such amendment.

Section 13. Limitation of Liability

The Fund and the Distributor acknowledge and agree that all of the obligations of the Fund under this Agreement are binding only with respect to the Fund; that any liability of the Fund under this Agreement shall be discharged only out of the assets of the Fund; and that no other series of the Fund shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

Section 14.  Separate Agreement as to Classes and/or Series

The amendment or termination of this Agreement with respect to any class and/or series shall not result in the amendment or termination of this Agreement with respect to any other class and/or series unless explicitly so provided.

Section 15.  Governing Law

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New Jersey as at the time in effect and the applicable provisions of the Investment Company Act.  To the extent that the applicable law of the State of New Jersey, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year above written.

Prudential Investment Management Services LLC

By:	/s/ Robert F. Gunia
Name: Robert F. Gunia
Title: President

Strategic Partners Opportunity Funds, on behalf of Jennison Select Growth Fund

By:	/s/ Judy A. Rice
Name: Judy A. Rice
Title: President

Exhibit (e)(3)

STRATEGIC PARTNERS OPPORTUNITY FUNDS

Jennison Select Growth Fund

Distribution Agreement

Agreement made as of February 9, 2007, between Strategic Partners Opportunity Funds, on behalf of Jennison Select Growth Fund (the Fund), and American Skandia Marketing, Incorporated (the Distributor), a Maryland corporation.

WITNESSETH

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the Investment Company Act), as a diversified, open-end, management investment company and it is in the best interests of the Fund to offer its shares for sale continuously;

WHEREAS, the shares of the Fund may be divided into classes and/or series and the Fund currently is authorized to offer Class A, Class B, Class C, Class L, Class M, New Class X and Class Z Shares;

WHEREAS, the Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and is engaged in the business of selling shares of registered investment companies either directly or through other broker-dealers;

WHEREAS, the Fund and the Distributor wish to enter into an agreement with each other, with respect to the continuous offering of the Fund’s Class M and New Class X Shares (hereinafter referred to as the Shares) from and after the date hereof in order to promote the growth of the Fund and facilitate the distribution of its Shares; and

WHEREAS, the Fund has adopted a plan (or plans) of distribution pursuant to Rule 12b-1 under the Investment Company Act with respect to the Shares (the Plans) authorizing payments by the Fund to the Distributor with respect to the distribution of the Shares and the maintenance of related shareholder accounts.

NOW, THEREFORE, the parties agree as follows:

Section 1.  Appointment of the Distributor

The Fund hereby appoints the Distributor as a principal underwriter and distributor of the Shares of the Fund, jointly with Prudential Investment Management Services LLC (PIMS), to sell Shares to the public on behalf of the Fund and the Distributor hereby accepts such appointment and agrees to act hereunder.  The Fund hereby agrees during the term of this Agreement to sell Shares of the Fund through the Distributor on the terms and conditions set forth below.

Section 2.  Exclusive Nature of Duties

The Distributor, jointly with PIMS, shall be the exclusive representative of the Fund to act as principal underwriter and distributor of the Fund’s Class M and New Class X Shares, except that:

2.1  The exclusive rights granted to the Distributor to sell Shares of the Fund shall not apply to Shares of the Fund issued in connection with the merger or consolidation of any other investment company or personal holding company with the Fund or the acquisition by purchase or otherwise of all (or substantially all) the assets or the outstanding shares of any such company by the Fund.

2.2  Such exclusive rights shall not apply to Shares issued by the Fund pursuant to reinvestment of dividends or capital gains distributions or through the exercise of any conversion feature or exchange privilege.

2.3  Such exclusive rights shall not apply to Shares issued by the Fund pursuant to the reinstatement privilege afforded redeeming shareholders.

2.4  Such exclusive rights shall not apply to purchases made through the Fund’s transfer and dividend disbursing agent in the manner set forth in the currently effective Prospectus of the Fund.  The term “Prospectus” shall mean the Prospectus and Statement of Additional Information included as part of the Fund’s Registration Statement, as such Prospectus and Statement of Additional Information may be amended or supplemented from time to time, and the term “Registration Statement” shall mean the Registration Statement filed by the Fund with the Securities and Exchange Commission and effective under the Securities Act of 1933, as amended (the Securities Act), and the Investment Company Act, as such Registration Statement is amended from time to time.

Section 3.  Purchase of Shares from the Fund

3.1  The Distributor shall have the right to buy from the Fund on behalf of investors the Shares needed, but not more than the Shares needed (except for clerical errors in transmission) to fill unconditional orders for Shares placed with the Distributor by investors or registered and qualified securities dealers and other financial institutions (selected dealers).

3.2  The Shares shall be sold by the Distributor on behalf of the Fund and delivered by the Distributor or selected dealers, as described in Section 6.4 hereof, to investors at the offering price as set forth in the Prospectus.

3.3  The Fund shall have the right to suspend the sale of any or all classes and/or series of its Shares at times when (1) redemption is suspended pursuant to the conditions in Section 4.3 hereof or (2) the Fund’s officers in their judgment deem that such action is warranted for any reason, including, without limitation, due to market, economic or political conditions. The Fund shall also have the right to suspend the sale of any or all classes and/or series of its Shares if a banking moratorium shall have been declared by federal or New Jersey authorities.

3.4  The Fund, or any agent of the Fund designated in writing by the Fund, shall be promptly advised of all purchase orders for Shares received by the Distributor.  Any order may be rejected by the Fund.  The Fund (or its agent) will confirm orders upon their receipt, will make appropriate book entries and upon receipt by the Fund (or its agent) of payment therefor, will deliver deposit receipts for such Shares pursuant to the instructions of the Distributor.  Payment shall be made to the Fund in New York Clearing House funds or federal funds.  The Distributor agrees to cause such payment and such instructions to be delivered promptly to the Fund (or its agent).

Section 4.  Repurchase or Redemption of Shares by the Fund

4.1  Any of the outstanding Shares may be tendered for redemption at any time, and the Fund agrees to repurchase or redeem the Shares so tendered in accordance with its Declaration of Trust as amended from time to time, and in accordance with the applicable provisions of the Prospectus.  The price to be paid to redeem or repurchase the Shares shall be equal to the net asset value determined as set forth in the Prospectus.  All payments by the Fund hereunder shall be made in the manner set forth in Section 4.2 below.

4.2  The Fund shall pay the total amount of the redemption price as defined in the above paragraph pursuant to the instructions of the Distributor on or before the seventh day subsequent to its having received the notice of redemption in proper form.  The proceeds of any redemption of Shares shall be paid by the Fund as follows:  (i) in the case of Shares subject to a contingent deferred sales charge, any applicable contingent deferred sales charge shall be paid to the Distributor, and the balance shall be paid to or for the account of the redeeming shareholder, in each case in accordance with applicable provisions of the Prospectus and (ii) in the case of all other Shares, proceeds shall be paid to or for the account of the redeeming shareholder, in each case in accordance with applicable provisions of the Prospectus.

4.3  Redemption of any class and/or series of Shares or payment may be suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays, when trading on said Exchange is restricted, when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits.

Section 5.  Duties of the Fund

5.1  Subject to the possible suspension of the sale of Shares and ability to reject orders as provided herein, the Fund agrees to sell its Shares so long as it has Shares of the respective class and/or series available.

5.2  The Fund shall furnish the Distributor copies of all information, financial statements and other papers which the Distributor may reasonably request for use in connection with the distribution of Shares, and this shall include one certified copy, upon request by the Distributor, of all financial statements prepared for the Fund by independent public accountants.  The Fund shall make available to the Distributor such number of copies of its Prospectus and annual and interim reports as the Distributor shall reasonably request.

5.3  The Fund shall take, from time to time, but subject to the necessary approval of the Board and the shareholders, all necessary action to register a sufficient number of Shares under the Securities Act such that there will be available for sale such number of Shares as the Distributor reasonably may expect to sell.  The Fund agrees to file from time to time such amendments, reports and other documents as may be necessary in order that there will be no untrue statement of a material fact in the Registration Statement, or necessary in order that there will be no omission to state a material fact in the Registration Statement which omission would make the statements therein misleading.

5.4  The Fund shall use its commercially reasonable best efforts to notify such states as the Distributor and the Fund may approve of its intention to sell any appropriate number of its Shares; provided that the Fund shall not be required to amend its Declaration of Trust or By-Laws to comply with the laws of any state, to maintain an office in any state, to change the terms of the offering of its Shares in any state from the terms set forth in its Registration Statement, to qualify as a foreign corporation in any state or to consent to service of process in any state other than with respect to claims arising out of the offering of its Shares.  Any such notification may be withheld, terminated or withdrawn by the Fund at any time in its discretion.  As provided in Section 9 hereof, the expense of notification and maintenance of notification shall be borne by the Fund.  The Distributor shall furnish such information and other material relating to its affairs and activities as may be required by the Fund in connection with such notifications.

Section 6.  Duties of the Distributor

6.1  The Distributor shall use its best efforts to effect sales of Shares, but shall not be obligated to sell any specific number of Shares.  Sales of the Shares shall be on the terms described in the Prospectus.  The Distributor may enter into like arrangements with other investment companies.  The Distributor shall compensate the selected dealers as set forth in the Prospectus.

6.2  In selling the Shares, the Distributor shall comply with the requirements of all federal and state laws relating to the sale of such securities.  Neither the Distributor nor any selected dealer nor any other person is authorized by the Fund to give any information or to make any representations, other than those contained in the Registration Statement or Prospectus and any sales literature approved by appropriate officers of the Fund.

6.3  The Distributor shall adopt and follow procedures for the prompt confirmation of sales to investors and selected dealers, the collection of amounts payable by investors and selected dealers on such sales and the cancellation of unsettled transactions, as may be necessary to comply with the requirements of Securities Exchange Act Rule 10b-10 and the rules of the National Association of Securities Dealers, Inc. (NASD).

6.4  The Distributor shall have the right to enter into selected dealer agreements with registered and qualified securities dealers and other financial institutions of its choice for the sale of Shares, provided that the Fund shall approve the forms of such agreements.  Within the United States, the Distributor shall offer and sell Shares only to such selected dealers as are members in good standing of the NASD or are institutions exempt from registration under applicable federal securities laws.  Shares sold to selected dealers shall be for resale by such dealers only at the offering price determined as set forth in the Prospectus.

Section 7.  Payments to the Distributor

7.1  With respect to classes and/or series of Shares which impose a front-end sales charge, the Distributor shall receive and may retain any portion of any front-end sales charge which is imposed on such sales and not reallocated to selected dealers as set forth in the Prospectus, subject to the limitations of Rule 2830 of the Conduct Rules of the NASD.  Payment of these amounts to the Distributor is not contingent upon the adoption or continuation of any applicable Plans.

7.2  With respect to classes and/or series of Shares which impose a contingent deferred sales charge, the Distributor shall receive and may retain any contingent deferred sales charge which is imposed on such sales as set forth in the Prospectus, subject to the limitations of Rule 2830 of the Conduct Rules of the NASD.  Payment of these amounts to the Distributor is not contingent upon the adoption or continuation of any Plan.

Section 8.  Payment of the Distributor under the Plan

8.1  The Fund shall pay to the Distributor, as compensation for services under any Plans adopted by the Fund and this Agreement, a distribution and service fee with respect to the Fund’s classes and/or series of Shares as described in each of the Fund’s respective Plans and this Agreement.

8.2  So long as a Plan or any amendment thereto is in effect, the Distributor shall periodically inform the Board of the commissions and account servicing fees with respect to the relevant class and/or series of Shares to be paid by the Distributor to the Distributor and to broker-dealers, financial institutions and investment advisers which have dealer agreements with the Distributor.  So long as a Plan (or any amendment thereto) is in effect, at the request of the Board or any agent or representative of the Fund, the Distributor shall provide such additional information as may reasonably be requested concerning the activities of the Distributor hereunder and the costs incurred in performing such activities with respect to the relevant class and/or series of Shares.

Section 9.  Allocation of Expenses

The Fund shall bear all costs and expenses of the continuous offering of its Shares (except for those costs and expenses borne by the Distributor pursuant to a Plan and subject to the requirements of Rule 12b-1 under the Investment Company Act), including fees and disbursements of its counsel and auditors, in connection with the preparation and filing of any required Registration Statements and/or Prospectuses under the Investment Company Act or the Securities Act, and all amendments and supplements thereto, and preparing and mailing annual and periodic reports and proxy materials to shareholders (including but not limited to the expense of setting in type any such Registration Statements, Prospectuses, annual or periodic reports or proxy materials).  The Fund shall also bear the cost of expenses of making notice filings for the Shares for sale, and, if necessary or advisable in connection therewith, of qualifying the Fund as a broker or dealer, in such states of the United States or other jurisdictions as shall be selected by the Fund and the Distributor pursuant to Section 5.4 hereof and the cost and expense payable to each such state for continuing notification therein until the Fund decides to discontinue such notification pursuant to Section 5.4 hereof.  As set forth in Section 8 above, the Fund shall also bear the expenses it assumes pursuant to any Plan, so long as such Plan is in effect.

Section 10.  Indemnification

10.1  The Fund agrees to indemnify, defend and hold the Distributor, its officers and directors and any person who controls the Distributor within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which the Distributor, its officers, members or any such controlling person may incur under the Securities Act, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registration Statement or Prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished by the Distributor to the Fund for use in the Registration Statement or Prospectus; provided, however, that this indemnity agreement shall not inure to the benefit of any such officer, member or controlling person unless a court of competent jurisdiction shall determine in a final decision on the merits, that the person to be indemnified was not liable by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement (disabling conduct), or, in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnified person was not liable by reason of disabling conduct, by (a) a vote of a majority of a quorum of directors or directors who are neither “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. The Fund’s agreement to indemnify the Distributor, its officers and members and any such controlling person as aforesaid is expressly conditioned upon the Fund’s being promptly notified of any action brought against the Distributor, its officers or members, or any such controlling person, such notification to be given by letter or telegram addressed to the Fund at its principal business office. The Fund will be entitled to assume the defense of any suit brought to enforce any such claim, demand or liability. The Fund agrees promptly to notify the Distributor of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issue and sale of any Shares.

10.2  The Distributor agrees to indemnify, defend and hold the Fund, its officers and directors and any person who controls the Fund, if any, within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending against such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which the Fund, its officers and directors or any such controlling person may incur under the Securities Act or under common law or otherwise, but only to the extent that such liability or expense incurred by the Fund, its directors or officers or such controlling person resulting from such claims or demands shall arise out of or be based upon any alleged untrue statement of a material fact contained in information furnished by the Distributor to the Fund for use in the Registration Statement or Prospectus or shall arise out of or be based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement or Prospectus or necessary to make such information not misleading.  The Distributor’s agreement to indemnify the Fund, its officers and directors and any such controlling person as aforesaid, is expressly conditioned upon the Distributor’s being promptly notified of any action brought against the Fund, its officers and directors or any such controlling person, such notification being given to the Distributor at its principal business office.

Section 11.  Duration and Termination of this Agreement

11.1  This Agreement shall become effective as of the date first above written and shall remain in force for two years from the date hereof and thereafter, but only so long as such continuance is specifically approved at least annually by (a) the Board of the Fund, or by the vote of a majority of the outstanding voting securities of the applicable class and/or series of the Fund, and (b) by the vote of a majority of those directors who are not parties to this Agreement or interested persons of any such parties and who have no direct or indirect financial interest in this Agreement or in the operation of any of the Fund’s Plans or in any agreement related thereto (Independent directors), cast in person at a meeting called for the purpose of voting upon such approval.

11.2  This Agreement may be terminated at any time, without the payment of any penalty, by a majority of the independent directors or by vote of a majority of the outstanding voting securities of the applicable class and/or series of the Fund, or by the Distributor, on sixty (60) days’ written notice to the other party.  This Agreement shall automatically terminate in the event of its assignment.

11.3  The terms “affiliated person,” “assignment,” “interested person” and “vote of a majority of the outstanding voting securities”, when used in this Agreement, shall have the respective meanings specified in the Investment Company Act.

Section 12.  Amendments to this Agreement

This Agreement may be amended by the parties only if such amendment is specifically approved by (a) the Board of the Fund, or by the vote of a majority of the outstanding voting securities of the applicable class and/or series of the Fund, and (b) by the vote of a majority of the independent directors cast in person at a meeting called for the purpose of voting on such amendment.

Section 13. Limitation of Liability

The Fund and the Distributor acknowledge and agree that all of the obligations of the Fund under this Agreement are binding only with respect to the Fund; that any liability of the Fund under this Agreement shall be discharged only out of the assets of the Fund; and that no other series of the Fund shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

Section 14.  Separate Agreement as to Classes and/or Series

The amendment or termination of this Agreement with respect to any class and/or series shall not result in the amendment or termination of this Agreement with respect to any other class and/or series unless explicitly so provided.

Section 15.  Governing Law

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New Jersey as at the time in effect and the applicable provisions of the Investment Company Act.  To the extent that the applicable law of the State of New Jersey, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year above written.

Prudential Investment Management Services LLC

By:	/s/ Robert F. Gunia
Name: Robert F. Gunia
Title: President

Strategic Partners Opportunity Funds, on behalf of Jennison Select Growth Fund

By:	/s/ Judy A. Rice
Name: Judy A. Rice
Title: President

Exhibit (i)(2)

[Letterhead of Morris, Nichols, Arsht & Tunnell LLP]

February 9, 2007

Strategic Partners Opportunity Funds

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

Re:	Jennison Select Growth Fund

Ladies and Gentlemen:

We have acted as special Delaware counsel to Strategic Partners Opportunity Funds, a Delaware statutory trust (formerly known as Strategic Partners Series) (the “Trust”), in connection with certain matters relating to the formation of the Trust and the issuance of Shares of the Trust. Capitalized terms used herein and not otherwise herein defined are used as defined in the Governing Instrument (as defined below).

We understand that, pursuant to a Plan of Reorganization (the “Plan”) to be entered into by the Trust, on behalf of Jennison Select Growth, a Series of the Trust (the “Acquiring Fund”), and Strategic Partners Mutual Funds, Inc. (“Mutual Funds”), on behalf of Strategic Partners Concentrated Growth Fund, a series of Mutual Funds (the “Acquired Fund”), and subject to the conditions set forth therein, Shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund in connection with the liquidation and termination of the Acquired Fund.

In rendering this opinion, we have examined and relied on copies of the following documents, each in the form provided to us: the Plan; the Trust’s Registration Statement on Form N-14 as filed with the Securities and Exchange Commission on August 25, 2006, to which the Plan is attached as an exhibit (the “Registration Statement”); the Certificate of Trust of the Trust as filed in the Office of the Secretary of State of the State of Delaware (the “State Office”) on January 28, 2000 (the “Certificate”); the Certificate of Amendment to the Certificate of Trust of the Trust as filed in the State Office on September 4, 2001 reflecting the change in the name of the Trust from Strategic Partners Series to Strategic Partners Opportunity Funds (the “Certificate of Amendment”); the Certificate of Correction of the Certificate of Amendment as filed in the State Office on May 14, 2002; the Agreement and Declaration of Trust of the Trust dated January 26, 2000 (the “Original Governing Instrument”, as

amended by the April Resolutions (as defined below), the “Intermediate Governing Instrument” and, as amended by the Amendment Resolutions (as defined below), the “Governing Instrument”); the By-laws of the Trust (the “By-laws” and as amended by the Amendment Resolutions, the “Amended By-laws”); Unanimous Written Consents of the Board of Trustees of the Trust dated as of January 26, 2000 and January 28, 2000 relating to the organization of the Trust; resolutions prepared for adoption at meetings of the Trustees of the Trust held on March 1, 2000 and May 24, 2000 relating to the organization of the Trust; resolutions prepared for adoption at a meeting of the Trustees of the Trust held on May 22, 2001 relating to the change in name of the Trust from Strategic Partners Series to Strategic Partners Opportunity Funds; resolutions prepared for adoption at a meeting of the Trustees of the Trust held on April 11, 2003 relating to certain amendments to the Original Governing Instrument and the By-laws (the “April Resolutions”); resolutions prepared for adoption at a meeting of the Trustees of the Trust held on May 27, 2003 relating to certain amendments to the Intermediate Governing Instrument and the By-laws (collectively with the April Resolutions, the “Amendment Resolutions”); resolutions prepared for adoption at a meeting of the Trustees of the Trust held on July 19, 2006 relating to the establishment of Classes of Shares of the Acquiring Fund and the approval and authorization of the Plan by the Trustees of the Trust (the “Authorizing Resolutions” and, collectively with the Registration Statement, the Governing Instrument, the Amended By-laws and all of the foregoing actions by the Trustees of the Trust, the “Governing Documents”); and a certification of good standing of the Trust obtained as of a recent date from the State Office. In such examinations, we have assumed the genuineness of all signatures, the conformity to original documents of all documents submitted to us as copies or drafts of documents to be executed, and the legal capacity of natural persons to complete the execution of documents. We have further assumed for purposes of this opinion: (i) the due formation or organization, valid existence and good standing of each entity (other than the Trust) that is a party to any of the documents reviewed by us under the laws of the jurisdiction of its respective formation or organization; (ii) the due adoption, authorization, execution and delivery by, or on behalf of, each of the parties thereto of the above-referenced agreements, instruments, certificates and other documents (including, without limitation, the due adoption by the Trustees of the Amendment Resolutions together with the other resolutions of the Trustees referenced above and the due adoption of the Plan and the Authorizing Resolutions by the Trustees prior to the execution of the Plan and the first issuance of Shares pursuant thereto) and of all documents contemplated by the Governing Documents to be executed by investors desiring to become Shareholders; (iii) the payment of consideration for Shares, and the application of such consideration, as provided in the Original Governing Instrument, the Intermediate Governing Instrument, the Governing Documents and the Plan, as applicable, the satisfaction of all conditions precedent to the issuance of Shares pursuant to the Plan and compliance with all other terms, conditions and restrictions set forth in the Plan and the Governing Documents in connection with the issuance of Shares (including, without limitation, the taking of all appropriate action by the Trustees to designate the Acquiring Fund as a Series of the Trust and to designate Classes of Shares to be issued under the Plan and the rights and preferences attributable thereto prior to the issuance thereof); (iv) that the amendments to the Original Governing Instrument and the By-laws as adopted by the Trustees pursuant to the April Resolutions were duly approved by the requisite vote of the Shareholders of the Trust; (v) that appropriate notation of the names and addresses of, the number of Shares held by, and the consideration paid by, Shareholders will be maintained in the appropriate registers and other books and records of the Trust in connection with the issuance, redemption or transfer of Shares; (vi) that, subsequent to the filing of the Certificate, no event has occurred, or prior to the issuance of Shares pursuant to the Plan will occur, that would cause a termination, dissolution or reorganization of the Trust under Sections 2 or 3 of Article VIII of the Governing Instrument, Sections 2 or 3 of Article VIII of the Intermediate Governing Instrument or Sections 2 or 3 of Article VIII of the Original Governing Instrument, as applicable; (vii) that, subsequent to the filing of the Certificate, no event has occurred, or prior to the issuance of Shares pursuant to the Plan will occur, that would cause a termination, dissolution or reorganization of the Acquiring Fund under Section 6 of Article III or Sections 2 or 3 of Article VIII of the Governing Instrument, Section 6 of Article III or Sections 2 or 3 of Article VIII of the Intermediate Governing Instrument or Section 6 of Article III or Sections 2 or 3 of Article VIII of the Original Governing Instrument, as applicable; (viii) that the Trust became, prior to or within 180 days following the first issuance of beneficial interests therein, a registered investment company under the Investment Company Act of 1940, as amended; (ix) that the activities of the Trust have been and will be conducted in accordance with the terms of the Governing Instrument, the Intermediate Governing Instrument or the Original Governing Instrument, as applicable, and the Delaware Statutory Trust Act, 12 Del. C. §§ 3801 et seq.; (x) that the final form of the Plan will be in the form presented to the Trustees of the Trust for approval; and (xi) that each of the documents examined by us is in full force and effect, expresses the entire understanding of the parties thereto with respect to the subject matter thereof and has not been amended, supplemented or otherwise modified, except as herein referenced. We have not reviewed any documents other than those identified above in connection with this opinion, and we have assumed that there are no other documents that are contrary to or inconsistent with the opinions expressed herein. No opinion is expressed herein with respect to the requirements of, or compliance with, federal or state securities or blue sky laws. Further, we express no opinion on the sufficiency or accuracy of the Registration Statement, or any other registration or offering documentation relating to the Trust, the Acquiring Fund or the Shares. As to any facts material to our opinion, other than those assumed, we have relied without independent investigation on the above-referenced documents and on the accuracy, as of the date hereof, of the matters therein contained.

Based on and subject to the foregoing, and limited in all respects to matters of Delaware law, it is our opinion that:

1.            The Trust is a duly formed and validly existing statutory trust in good standing under the laws of the State of Delaware.

2.            The Shares of the Acquiring Fund to be issued and delivered to shareholders of the Acquired Fund pursuant to the terms of the Plan, upon issuance, will be validly issued, fully paid and non-assessable.

We hereby consent to the filing of a copy of this opinion with the Securities and Exchange Commission as an exhibit to a post-effective amendment to the Registration Statement. In giving this consent, we do not thereby admit that we come within the category of person whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. This opinion speaks only as of the date hereof and is based on our understandings and assumptions as to present facts, and on the application of Delaware law as the same exist on the date hereof, and we undertake no obligation to update or supplement this opinion after the date hereof for the benefit of any person or entity (including any Shareholder) with respect to any facts or circumstances that may hereafter come to our attention or any changes in facts or law that may hereafter occur or take effect. This opinion is intended solely for the benefit of the Trust and the Shareholders in connection with the matters contemplated hereby and may not be relied on by any other person or entity or for any other purpose without our prior written consent.

Sincerely,

/s/ MORRIS, NICHOLS, ARSHT & TUNNELL LLP

MORRIS, NICHOLS, ARSHT & TUNNELL LLP

676775.2

Exhibit (j)

Consent of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Strategic Partners Opportunity Funds:

We consent to the incorporation by reference, in this Post-Effective Amendment No. 15 to the registration statement (No. 333-95849) on Form N-1A, of our report dated April 26, 2006 on the statement of assets and liabilities of the Jennison Select Growth Fund (a series of Strategic Partners Opportunity Funds, hereafter referred to as the “Fund”), including the portfolio of investments as of February 28, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. The financial statements and financial highlights and our report thereon are included in the Annual Report of the Funds as filed on Form N-CSR.

KPMG LLP

New York, New York

February 9, 2007

Exhibit (m)(6)

STRATEGIC PARTNERS OPPORTUNITY FUNDS

Jennison Select Growth Fund

CLASS M SHARES

DISTRIBUTION PLAN

This Distribution Plan (the “Plan”) constitutes the written Distribution Plan for the Class M shares issued by Strategic Partners Opportunity Funds, a Delaware statutory trust, on behalf of Jennison Select Growth Fund (the “Fund”), adopted pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”).  During the effective term of this Plan, the Fund may incur expenses primarily intended to result in the sale of its Class M shares or to maintain or improve account services provided to holders of its Class M shares upon the terms and conditions hereinafter set forth:

Section 1.                                           The Fund is an open-end management investment Fund formed under the laws of the State of Delaware.  The shares in the Fund may be issued in multiple classes.

Section 2.                                           This Plan initially will pertain to Class M Shares of the Fund.   Where used in this Plan, the term “Shares” or “Class M Shares” shall pertain only to Class M Shares of the Fund.

Section 3.                                           In order to provide for the implementation of the payments provided for pursuant to this Plan, the Fund may enter into an Amended and Restated Underwriting and Distribution Agreement with Prudential Investment Management Services LCC (“PIMS”) and an Underwriting and Distribution Agreement with American Skandia Marketing, Incorporated (“ASMI”) (each an “Agreement”) pursuant to which PIMS and/or ASMI will serve jointly as the principal underwriter and general distributor of certain of the Fund’s shares, including the Class M Shares, and pursuant to which Fund may pay compensation to PIMS or ASMI for its services and to defray various costs incurred or paid by PIMS or ASMI in connection with the distribution of Class M Shares.  Such Agreement, or any modification thereof, shall become effective with respect to Class M Shares of the Fund only upon compliance with Section 12(b) of the Investment Company Act and Rule 12b-1 thereunder as the same may be amended from time to time.

Section 4.                                           The Fund shall pay to PIMS and/or ASMI a distribution and service fee at the annual rate of 1.00% of the average net asset value of the outstanding Class M shares of the Fund, as determined at the close of each business day, half of which is intended as a fee (the “Service Fee”) for services provided by PIMS or ASMI to existing holders of Class M Shares.  The fee payable hereunder is intended to compensate PIMS and/or ASMI for services provided and expenses incurred by it relating to the offering of the Class M Shares.  Expenses may include, without limitation, payments by PIMS or ASMI to dealers, brokers, banks and other financial institutions (“Dealers”) with respect to services provided in connection with sales of Class M Shares and for maintaining or improving account services provided to Class M shareholders, all as set forth in the Fund’s registration statement as in effect from time to time; provided, however, that (i) payments made by PIMS or ASMI to any Dealer shall not exceed 1.00% of the Fund’s average daily net assets attributable to Class M Shares held in accounts of the Dealer and its customers; and (ii) no Service Fee shall be paid by PIMS or ASMI to any Dealer in respect of Class M Shares purchased at their net asset value with any applicable contingent deferred sales charge for a period of one year from the date of their purchase.  PIMS and/or ASMI’s fee hereunder shall be payable in arrears for each calendar month within 5 days after the close of such calendar month or at such other intervals as the Board of Trustees of the Fund (the “Board of Trustees”) may determine.  A majority of the Qualified Trustees, as defined below, may, from time to time, reduce the amount of such payments or may suspend the operation of the Plan for such period or periods of time as they may determine.  Amounts payable under the Plan shall be subject to the limitations of Rule 2830 of the Rules of Fair Conduct of the NASD, Inc.  Amounts paid to PIMS or ASMI hereunder shall not be used to pay distribution expenses or service fees incurred with respect to any other class of shares of the Fund.

Section 5.                                           This Plan shall become effective only upon compliance with Section 12(b) of the Investment Company Act and Rule 12b-1 thereunder and shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually by a majority of the Board of Trustees and a majority of the Qualified Trustees by votes cast in person at a meeting called for the purpose of voting on continuation of the Plan.

Section 6.                                           PIMS, ASMI, and any other person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related Agreement shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Section 7.                                           This Plan may be terminated as to Class M Shares of the Fund at any time by vote of a majority of the Qualified Trustees or by shareholder vote in accordance with the Investment Company Act.  In the event of such termination, the subject Fund shall cease to be Fund upon satisfaction of its outstanding obligations hereunder.

Section 8.                                           All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

a)                                       that such agreement may be terminated with respect to Class M Shares of the Fund at any time, without payment of any penalty, by vote of a majority of the Qualified Trustees or by shareholder vote in accordance with the Investment Company Act on not more than 60 days’ written notice to any other party to the agreement; and

b)	that such agreement shall terminate automatically in the event of its assignment.

Section 9.                                           This Plan may not be amended to increase materially the amounts payable by the Fund pursuant to Section 4 hereof without shareholder approval in accordance with the Investment Company Act and any material amendment to this Plan shall be approved by a majority of the Board of Trustees and a majority of the Qualified Trustees by votes cast in person at a meeting called for the purpose of voting on the amendment.

Amendments to this Plan other than material amendments of the kind referred to above may be adopted by a vote of the Board of Trustees, including a majority of Qualified Trustees.  The Board of Trustees, by such vote, also may interpret this Plan and make all determinations necessary or advisable for its administration.

Section 10.                                    As used in this Plan, (a) the term “Qualified Trustees” shall mean those Trustees of the Fund who are not interested persons of the Fund, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms “assignment” and “interested person” shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

Section 11.                                    While this Plan is in effect, the selection and nomination of the Qualified Trustees shall be committed to the discretion of the Qualified Trustees then in office.

Executed as of February 9, 2007.

Exhibit (m)(7)

STRATEGIC PARTNERS OPPORTUNITY FUNDS

Jennison Select Growth Fund

NEW CLASS X SHARES

FORM OF DISTRIBUTION PLAN

This Distribution Plan (the “Plan”) constitutes the written Distribution Plan for the New Class X shares issued by Jennison Select Growth Fund, a Delaware statutory trust (the “Fund”), adopted pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”).  During the effective term of this Plan, the Fund may incur expenses primarily intended to result in the sale of its New Class X shares or to maintain or improve account services provided to holders of its New Class X shares upon the terms and conditions hereinafter set forth:

Section 1.   The Fund is an open-end management investment company formed under the laws of the State of Maryland.  The shares in the Fund may be issued in multiple classes.

Section 2.   This Plan initially will pertain to New Class X Shares of the Fund.  Where used in this Plan, the term “Shares” or “New Class X Shares” shall pertain only to New Class X Shares of the Fund.

Section 3.   In order to provide for the implementation of the payments provided for pursuant to this Plan, the Fund may enter into an Amended and Restated Underwriting and Distribution Agreement with Prudential Investment Management LLC (“PIMS”) and an Underwriting and Distribution Agreement with American Skandia Marketing Incorporation (“ASMI”) (each an “Agreement”), pursuant to which PIMS and/or ASMI will serve as the principal underwriter(s) and general distributor(s) of certain of the Fund’s shares, including the New Class X Shares, and pursuant to which the Fund may pay compensation to PIMS or ASMI for its services and to defray various costs incurred or paid by PIMS or ASMI in connection with the distribution of New Class X Shares.  Such Agreement, or any modification thereof, shall become effective with respect to New Class X Shares of the Fund only upon compliance with Section 12(b) of the Investment Company Act and Rule 12b-1 thereunder as the same may be amended from time to time.  The Fund may enter into an underwriting and distribution agreement (the Agreements and any similar agreements, a “Distribution Agreement”) with any successor principal underwriter and general distributor of the Fund’s shares, including New Class X Shares (PIMS, ASMI, and each such successor principal distributor, a “Distributor”).

Section 4.   The Fund shall pay to each Distributor, as compensation, its Allocable Portion (as hereinafter defined) of a distribution and service fee at the annual rate of 1.0% of the average net asset value of the New Class X Shares of the Fund which have been outstanding for ten years or less, as determined at the close of each business day, a quarter of which is intended as a fee (the “Service Fee”) for services provided by PIMS or ASMI to existing holders of New Class X Shares.  The fee payable to each Distributor hereunder is intended to compensate each Distributor for services provided and expenses incurred by it relating to the offering of the New Class X Shares.  Expenses may include, without limitation, payments by each Distributor to dealers, brokers, banks and other financial institutions (“Dealers”) with respect to services provided in connection with sales of New Class X Shares and for maintaining and improving services provided to holders of New Class X shares, all as set forth in the Fund’s registration statement as in effect from time to time.  Such payments may be paid by each Distributor to Dealers at a rate of up to .50% on an annual basis of the average net asset value for New Class X Shares that have been outstanding for at least seven years (and any New Class X Shares purchased through the reinvestment of dividends or capital gains) as determined at the close of each business day.  Each Distributor’s fee hereunder shall be payable in arrears for each calendar month within 5 days after the close of such calendar month or at such other intervals as the Board of Trustees of the Fund (the “Board of Trustees”) may determine.  A majority of the Qualified Trustees, as defined below, may, from time to time, reduce the amount of such payments or may suspend the operation of the Plan for such period or periods of time as they may determine; provided, however, that the Board shall first eliminate the Service Fee before effecting any other reduction of payments hereunder.  Amounts payable under the Plan shall be subject to the limitation of Rule 2830 of the Conduct Rules (or successor rules or regulations) of the NASD, Inc. (the “Conduct Rules”).  Amounts paid to each Distributor hereunder shall not be used to pay distribution expenses or service fees incurred with respect to any other class of shares of the Fund.

Each Distribution Agreement between the Fund and a Distributor shall provide the following with respect to each Fund, each of which shall survive any termination or amendment of this Plan:

I)                                         Each Distributor will be deemed to have earned its Allocable Portion of the portion of the distribution and service fee with respect to services provided by Dealers in connection with sales of New Class X Shares, i.e., 0.75%, (the “Distribution Fee”) taken into account in determining such Distributor’s Allocable Portion on the settlement of each sale of a New Class X Share (the Allocable Portion of the Distribution Fee thereafter arising from each such sale, the “Earned Distribution Fee”).

II)                                     The Fund’s obligation to pay each Distributor its Earned Distribution Fee in respect of each Fund’s issued and outstanding New Class X Shares shall not be terminated or modified (including without limitation by way of termination of this Plan or the applicable Distribution Agreement or by liquidation of the Fund) except: (a) to the extent required by a change in the Investment Company Act, Rule 12b-1 thereunder or the Conduct Rules after July 31, 2000, or (b) in the manner required by Section 9 for material amendments to this Plan or Section 7 for termination of this Plan so long as after the effective date of such modification or termination neither the Fund, any successor Fund or fund that acquires substantially all of the assets of the Fund nor any Fund sponsor or affiliate thereof pay, directly or indirectly, a fee or expense reimbursement for the provision of shareholder services to the holders of New Class X Shares then issued and outstanding or other class of shares of the Fund with a deferred sales charge which reasonably would be deemed to circumvent the Fund’s obligation to pay each Distributor its Earned Distribution Fee;

III)                                 The Distributor may assign, sell or pledge (collectively “Transfer”) its rights to the Earned Distribution Fees and the Fund shall pay such fees to the assignee, purchaser or pledgee, or any subsequent assignee, purchaser or pledgee (collectively, the “Transferees”); provided, however, that any assignment is not an assignment of the Distribution Agreement for purposes of Section 8(b) of this Plan.  The Distributor’s rights to the Earned Distribution Fees transferred by the Distributor to any assignee, purchaser or pledgee shall not be subject to offset, counterclaim or defense, including without limitation, any of the foregoing based on the bankruptcy of such Distributor; provided, however, that such provision shall not diminish or otherwise affect adversely the enforcement of the Fund’s rights under the relevant Distribution Agreement, or otherwise (except in respect of the Earned Distribution Fees so transferred), and its pursuit of assets which have not been subject to a Transfer; and

IV)                                 The Distributor may pay all or a portion of the distribution and service fee intended for services (the “Shareholder Servicing Fee”) to Dealers for providing shareholder services in connection to Shares, subject to the limitations in Section 4 herein.  If, in lieu of paying a portion of the Shareholder Servicing Fee to a Dealer (or other third party) for providing shareholder services, the Distributor pays such Dealer (or third party) for the Dealer’s (or the third party’s) irrevocable and unconditional commitment to provide services as long as the Share is outstanding without further compensation from the Fund or any other person, the Distributor will be deemed to have earned its Allocable Portion of the Shareholder Servicing Fee thereafter arising (the “Earned Service Fee”) at the time such payment is made.  Clauses (I), (II) and (III) of this paragraph equally apply to the Distributor’s Allocable Portion of the Earned Service Fee and the Earned Distribution

Fee.  Accordingly, references to “Earned Distribution Fees” in clauses (I), (II) and (III) of this paragraph shall include Earned Services Fees.

“Allocable Portion” for purposes of this Plan, means (1) if there is one Distributor, all Earned Distribution and Earned Servicing Fees; or (2) if there are two or more Distributors, the portion of the Earned Distribution Fee and Earned Servicing Fee allocated to a Distributor in accordance with any allocation procedures to which each Distributor shall agree and which accurately allocates the Earned Distribution and Earned Servicing Fees among all Distributors in proportion to the outstanding New Class X Shares attributable to their respective efforts.

Section 5 .  This Plan shall become effective only upon compliance with Section 12(b) of the Investment Company Act and Rule 12b-1 thereunder and shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually by a majority of the Board of Trustees and a majority of the Qualified Trustees by votes cast in person at a meeting called for the purpose of voting on continuation of the Plan.

Section 6.   Each Distributor, PIMS, ASMI, and any other person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related Agreement shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Section 7.  This Plan may be terminated as to New Class X Shares of the Fund at any time by vote of the Board of Trustees, including a majority of the Qualified Trustees, or by shareholder vote in accordance with the Investment Company Act.  In the event of such termination, the subject shall cease to be a Fund upon satisfaction of its outstanding obligations hereunder.

Section 8 .  All agreements with any person relating to implementation of this Plan including the Distribution Agreement shall be in writing, and any agreement related to this Plan shall provide:

(a)                                   that such agreement may be terminated with respect to New Class X Shares of the Fund at any time, without payment of any penalty, by vote of a majority of the Qualified Trustees or by shareholder vote in accordance with the Investment Company Act on not more than 60 days’ written notice to any other party to the agreement; and

(b)	that such agreement shall terminate automatically in the event of its assignment.

Section 9.  This Plan may not be amended to increase materially the amounts payable by the Fund pursuant to Section 4 hereof without shareholder approval in accordance with the Investment Company Act and any material amendment to this Plan shall be approved by a majority of the Board of Trustees and a majority of the Qualified Trustees by votes cast in person at a meeting called for the purpose of voting on the amendment.

Amendments to this Plan, other than material amendments of the kind referred to above may be adopted by a vote of the Board of Trustees, including a majority of Qualified Trustees.

The Board of Trustees, by such vote, also may interpret this Plan and make all determinations necessary or advisable for its administration.

Section 10.   This Plan shall not operate to prohibit or limit in any way the exercise of the fiduciary duties of the Trustees of the Fund under the Investment Company Act or under applicable State law in respect to this Plan and payments by the Fund hereunder.

Section 11.   As used in this Plan (a) the term “Qualified Trustees’ shall mean those Trustees of the Fund who are not interested persons of the Fund, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms “assignment” and “interested person” shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

Section 12.  While this Plan is in effect, the selection and nomination of the Qualified Trustees shall be committed to the discretion of the Qualified Trustees than in office.

Executed as of  February 9, 2007